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                                                                   EXHIBIT 10.12

                           WARRANT PLACEMENT AGREEMENT

          WARRANT PLACEMENT AGREEMENT (this "Agreement") made as of this ___ day of ______ 2006 among Harbor Acquisition Corporation, a Delaware corporation (the "Company") and the undersigned (the "Purchasers").

          WHEREAS, the Company has filed with the Securities and Exchange Commission ("SEC") a registration statement on Form S-1, as amended (File No. 333-126300) (the "Registration Statement"), in connection with the Company's initial public offering (the "IPO") of up to 11,500,000 units, each unit ("Unit") consisting of one share of the Company's common stock, $.0001 par value (the "Common Stock"), and (ii) two warrants (the "Warrants"), each Warrant to purchase one share of Common Stock; and

          WHEREAS, the Company desires to sell in a private placement to the Purchasers (the "Placement") an aggregate of 2,000,000 warrants (the "Placement Warrants") substantially identical to the Warrants being issued in the IPO pursuant to the terms and conditions hereof and as set forth in the Registration Statement, except that the Placement Warrants to be issued in the Placement shall not be registered under the Securities Act of 1933, as amended (the "Securities Act");

          WHEREAS, each Purchaser desires to acquire the number of Placement Warrants set forth opposite his name on SCHEDULE A hereto;

          WHEREAS, the Placement Warrants shall be governed by the Warrant Agreement filed as an exhibit to the Registration Statement; and

          WHEREAS, the Purchasers are entitled to registration rights with respect to the Placement Warrants and the Common Stock underlying such Placement Warrants (collectively, the "Registrable Securities") on the terms set forth in this Agreement.

          NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

     1. PURCHASE OF WARRANTS. The Purchasers hereby agree, directly or through nominees, to purchase an aggregate of 2,000,000 Placement Warrants at a purchase price of $0.65 per Placement Warrant, or an aggregate of $1,300,000 (the "Purchase Price"). Such purchases shall be in the names and amounts set forth on SCHEDULE A hereto.

     2. CLOSING. The closing of the purchase and sale of the Placement Warrants (the "Closing") will take place at such time and place as the parties may agree (the "Closing Date"), but in no event later than the date on which the SEC declares the Registration Statement effective (the "Effective Date"). On the Effective Date, the Purchasers shall pay the Purchase Price by wire transfer of funds to an account maintained by the Company. Immediately prior to the closing of the IPO, the Company shall deposit $1,300,000 of the Purchase Price into the trust account described in the Registration Statement (the "Trust Account"). The certificates for the Placement Warrants shall be delivered to the Purchasers promptly after the closing of the IPO.

     3. VOTING OF SHARES. If the Company solicits approval of its stockholders of a Business Combination, the Purchasers shall vote all of the shares of the Common Stock acquired by the Purchasers (i) in the IPO and (ii) in the aftermarket in favor of the Business Combination and therefore waive any redemption rights they might have with respect to certain of such shares. As used herein, a "Business Combination" shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition of, or similar business combination with, one or more entities with agreements to acquire an operating business in the consumer or industrial products sectors selected by the Company.

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     4.   WAIVER OF LIQUIDATION DISTRIBUTIONS. The Purchasers hereby waive any and all right, title, interest or claim of any kind in or to any liquidating distributions by the Company in the event of a liquidation of the Company upon the Company's failure to timely complete a Business Combination. For purposes of clarity, any shares of Common Stock purchased in the IPO or the aftermarket by the Purchasers shall be eligible to receive any liquidating distributions by the Company.

     5. LOCK-UP AGREEMENT. The Purchasers shall not sell, assign, hypothecate, or transfer any of the Placement Warrants purchased pursuant to this Agreement until the earlier of consummation of a Business Combination or liquidation of the Company. In order to enforce this covenant, the undersigned agrees, if requested by FBW, to deposit the certificates representing the Placement Warrants in an account to be established at FBW.

     6. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each Purchaser hereby represents and warrants to the Company that:

          6.1 The Purchaser is an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

          6.2 The Placement Warrants are being acquired for the Purchaser's own account, only for investment purposes and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act.

          6.3 The Purchaser has the full right, power and authority to enter into this Agreement and this Agreement is a valid and legally binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms.

     7.   REGISTRATION RIGHTS.

          7.1 DEMAND REGISTRATION. Upon the consummation of a Business Combination, the Purchasers or their transferees holding a majority in interest of the Registrable Securities may make a written demand for registration under the Securities Act of all or part of their Registrable Securities (a "Demand Registration"). Any demand for a Demand Registration shall specify the number of Registrable Securities proposed to be sold and the intended method(s) of distribution thereof. The Company will notify all holders of Registrable Securities of the demand, and each holder of Registrable Securities who wishes to include all or a portion of such holder's Registrable Securities in the Demand Registration (each such holder including shares of Registrable Securities in such registration, a "Demanding Holder") shall so notify the Company within fifteen (15) days after the receipt by the holder of the notice from the Company. Upon any such request, the Demanding Holders shall be entitled to have their Registrable Securities included in the Demand Registration.

               The Company shall, as expeditiously as possible and in any event within sixty (60) days after receipt of a request for a Demand, prepare and file with the SEC a Registration Statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of all Registrable Securities to be registered thereunder in accordance with the intended method(s) of distribution thereof, and shall use its best efforts to cause such Registration Statement to become effective as promptly as practicable, but in no event prior to the consummation of the Business Combination.

               The Company shall not be obligated to effect more than two Demand Registrations in respect of Registrable Securities.

          7.2 "PIGGYBACK" REGISTRATION RIGHTS. Subject to the last sentence of this Section 7.2, at any time after a Business Combination, if the Company shall determine to proceed with the actual preparation and filing of a new registration statement under the Securities Act in connection with the proposed offer and sale of any of its securities by it or any of its security holders (other than a registration statement on Form S-4, S-8 or other limited purpose form), the Company will give written notice of its

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               determination to the Purchasers or their nominees. Upon the written request from a majority-in-interest of the Purchasers, within 15 days after receipt of any such notice from the Company, the Company will, except as herein provided, cause all of the Registrable Securities covered by such request (the "Requested Stock") held by the Purchasers making such request (the "Requesting Holders") to be included in such registration statement (each, a "Piggy-Back Registration"), all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the Requested Stock; provided, further, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any registration. If any registration pursuant to this Section 7.2 shall be underwritten in whole or in part, the Company may require that the Requested Stock be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. In such event, the Requesting Holders shall, if requested by the underwriters, execute an underwriting agreement containing customary representations and warranties by selling stockholders and a lock-up on Registrable Securities not being sold. If in the good faith judgment of the managing underwriter of such public offering the inclusion of all of the Requested Stock would reduce the number of shares to be offered by the Company or interfere with the successful marketing of the shares of stock offered by the Company, the number of shares of Requested Stock otherwise to be included in the underwritten public offering may be reduced pro rata (by number of shares) among the Requesting Holders and all other holders of registration rights who have requested inclusion of their securities or excluded in their entirety if so required by the underwriter. To the extent only a portion of the Requested Stock is included in the underwritten public offering, those shares of Requested Stock which are thus excluded from the underwritten public offering and any other securities of the Company held by such holders shall be withheld from the market by the Holders thereof for a period, not to exceed 90 days, which the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering. At such time as the provisions of the registration rights agreement filed as an exhibit to the Registration Statement covering the shares of Common Stock acquired by the Purchasers prior to the IPO may be exercised, the exercise and procedural provisions of such agreement, rather than the provisions of Sections 7.2, 7.3 and 7.4 hereof, shall govern the Registrable Securities with respect to Piggy-Back Registrations.

          7.3 REGISTRATION PROCEDURES. To the extent required by Sections 7.1 or 7.2, the Company will:

               (a) prepare and file with the SEC a registration statement with respect to such securities, and use its best efforts to cause such registration statement to become and remain effective until the earlier of the date on which all of the Registrable Securities included in the registration statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement or three years from the effective date;

               (b) prepare and file with the SEC such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective until the earlier of the date on which all of the Registrable Securities included in the registration statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement or three years from the effective date;

               (c) furnish to the holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

               (d) use its best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as the holders may reasonably request in writing within 20 days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

               (e) notify the holders, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

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               (f)  notify the holders promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information;

               (g) prepare and promptly file with the SEC and promptly notify such holders of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and

               (h) advise the holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

The Purchasers shall cooperate with the Company in providing the information necessary to effect the registration of the Registrable Securities, including completion of customary questionnaires.

          7.4 EXPENSES. The Company shall bear all costs and expenses incurred in connection with any Demand Registration pursuant to Section 7.1, any Piggy-Back Registration pursuant to Section 7.2, and all expenses incurred in performing or complying with its other obligations under this Agreement, whether or not the Registration Statement becomes effective, including, without limitation: (i) all registration and filing fees; (ii) fees and expenses of compliance with securities or "blue sky" laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (iii) printing expenses; (iv) the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees); (v) the fees and expenses incurred in connection with the exchange listing of the Registrable Securities; (vi) National Association of Securities Dealers, Inc. fees; (vii) fees and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company (including the expenses or costs associated with the delivery of any opinions or comfort letters); (viii) the fees and expenses of any special experts retained by the Company in connection with such registration and (ix) the fees and expenses of one legal counsel selected by the holders of a majority-in-interest of the Registrable Securities included in such registration. The Company shall have no obligation to pay any underwriting discounts or selling commissions attributable to the Registrable Securities being sold by the holders thereof, which underwriting discounts or selling commissions shall be borne by such holders. Additionally, in an underwritten offering, all selling shareholders and the Company shall bear the expenses of the underwriter pro rata in proportion to the respective amount of shares each is selling in such offering.

     8. WAIVER OF CLAIMS; INDEMNIFICATION. The Purchasers hereby waive any and all rights to assert any present or future claims, including any right of rescission, against the Company, FBW or the other underwriters in the IPO with respect to their purchase of the Placement Warrants, and each Purchaser agrees jointly and severally to indemnify and hold the Company, FBW and the other underwriters in the IPO harmless from all losses, damages or expenses that relate to claims or proceedings brought against the Company, FBW or such other underwriters by any Purchaser of the Placement Warrants or their transferees, heirs, assigns or any subsequent holders of the Placement Warrants.

     9. COUNTERPARTS; FACSIMILE. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This Agreement or any counterpart may be executed via facsimile transmission, and any such executed facsimile copy shall be treated as an original.

     10. GOVERNING LAW. This Agreement shall for all purposes be deemed to be made under and shall be construed in accordance with the laws of the State of Maryland. Each of the parties hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be brought and

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          enforced in the courts of the State of Maryland or the United States
          District Court for the District of Maryland, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. Each of the parties hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.

   [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS.]

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     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the
___ day of _______ 2006.

                           HARBOR ACQUISITION CORPORATION


                           By:
                               ----------------------------------------------
                                  Robert J. Hanks, Chief Executive Officer


                           PURCHASERS:


                           --------------------------------------------------
                           Name:
                                 --------------------------------------------


                           --------------------------------------------------
                           Name:
                                 --------------------------------------------

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                                   SCHEDULE A

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